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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

We consent to the incorporation by reference in this Registration Statement of Tarantella, Inc. on Form S-8 of our report dated November 1, 2001, appearing in the Annual Report on Form 10-K of Tarantella, Inc. for the year ended September 30, 2001.


/s/ DELOITTE & TOUCHE LLP


San Jose, California
April 16, 2002